Statement of Additional Information (SAI) Supplement
American Century Quantitative Equity Funds, Inc. (SAI dated November 1, 2018)
American Century California Tax-Free and Municipal Funds (SAI dated January 1, 2019)
American Century Target Maturities Trust (SAI dated February 1, 2019)
American Century International Bond Funds (SAI dated March 1, 2019 )
American Century Variable Portfolios II, Inc. (SAI dated May 1, 2019)
American Century Government Income Trust (SAI dated August 1, 2019)
American Century Investment Trust (SAI dated August 1, 2019)

Supplement dated September 28, 2019

The following replaces the entry for Jonathan S. Thomas in the Trustees/Directors chart in the statement of additional information.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Jonathan S. Thomas (1963)	Director	Since 2007	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	116	BioMed Valley Discoveries, Inc.

The following replaces the entry for Jonathan S. Thomas in the Officers chart in the statement of additional information.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Patrick Bannigan (1965)	President since 2019
Executive Vice President and Director, ACC (2012 to present); Chief Financial Officer, Chief Accounting Officer and Treasurer, ACC (2015 to present); Chief Operating Officer, ACC (2012-2015). Also serves as President, ACS; Vice President, ACIM; Chief Financial Officer, Chief Accounting Officer and/or Director, ACIM, ACS and other ACC subsidiaries

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CL-SPL-95547 1909